                                                                      EXHIBIT 21

                                 SUBSIDIARY LIST

898389 Alberta Ltd.                                              Alberta                       100%
Alaska Blimpie Co-Op, Inc.                                       Delaware                      50%
American Soda, L.L.P.                                            Colorado                      60%
Apco Argentina Inc.                                              Cayman Islands                68.95%
Apco Delaware, Inc.                                              Delaware                      100%
Apco Properties Ltd.                                             Cayman Islands                100%
Arctic Fox Assets                                                Delaware                      100%
ATL Cayman International                                         Cayman Islands                100%
Beaver Dam Wash Energy, LLC                                      Delaware                      70%
Beech Grove Processing Company                                   Tennessee                     100%
Black Marlin Pipeline Company                                    Texas                         100%
Buccaneer Gas Pipeline Company, L.L.C.                           Delaware                      50%
Carbon County UCG, Inc.                                          Delaware                      100%
Cardinal Operating Company                                       Delaware                      100%
Castle Associates, L.P.                                          Delaware                      100%
ChoiceSeat, L.L.C.                                               Delaware                      100%
Cove Point LNG Limited Partnership                               Delaware                      99%
Critical Connections, Inc.                                       Delaware                      100%
Cross Bay Operating Company                                      Delaware                      100%
Cumberland Gas Pipeline Company                                                                50%
Cumberland Operating Company                                     Delaware                      100%
Data Communications 2000, Inc.                                   California                    100%
Discovery Gas Transmission LLC                                   Delaware                      50%
Discovery Producer Services LLC                                  Delaware                      50%
Distributed Power Solutions L.L.C.                               Delaware                      100%
Eagle Gas Services, Inc.                                         Ohio                          100%
Energy International Corporation                                 Pennsylvania                  100%
Energy News Live, LLC                                            Delaware                      100%
Energy Tech, Inc.                                                Delaware                      100%
Erie & Hudson Development Company                                Ohio                          100%
ESPAGAS USA, Inc.                                                Delaware                      100%
ESPAGAS, S.A. de C.V.                                            Mexico                        90%
Fishhawk Ranch, Inc.                                             Florida                       100%
FleetOne, Inc.                                                   Delaware                      100%
FT&T Inc.                                                        Delaware                      100%
Garrison, L.L.C.                                                 Delaware                      56%
Gas Supply, L.L.C.                                               Delaware                      100%
Gas Supply, L.L.C.                                               Delaware                      100%
Georgia Strait Crossing Pipeline LP                              Utah                          50%
GLNRP Holdings, L.L.C.                                           Oklahoma
Goebel Gathering Company, L.L.C.                                 Delaware                      100%
GSX Operating Company, LLC                                       Delaware                      100%
GSX Pipeline, LLC                                                Delaware                      100%
Gulf Liquids New River Project LLC                               Delaware                      100%
Hazleton Fuel Management Company                                 Delaware                      100%
Hazleton Fuel Management Company                                 Delaware                      100%

Hazleton Pipeline Company                                        Delaware                      100%
Hi-Bol Pipeline Company                                          Delaware                      100%
Independence Operating Company                                   Delaware                      100%
Inland Ports, Inc.                                               Tennessee                     100%
Intersys Mexico SA de CV                                         Mexico                        100%
Johi Representacoes Ltda                                         Brazil                        100%
Joshua Tree Energy, LLC                                          Delaware                      70%
Juarez Pipeline Company                                          Delaware                      100%
Kern River Acquisition Corporation                               Delaware                      100%
Kern River Funding Corporation                                   Delaware                      100%
Kern River Gas Transmission Company                              Texas                         50%
Kiowa Gas Storage, L.L.C.                                        Delaware                      50%
Langside Limited                                                 Bermuda                       100%
Liberty Operating Company                                        Delaware                      100%
Littlefield Energy, LLC                                          Delaware                      70%
Longhorn Enterprises of Texas, Inc.                              Delaware                      100%
Magnolia Methane Corp                                            Delaware                      100%
MAPCO Alaska Inc.                                                Alaska                        100%
MAPCO Canada Energy Inc.                                         Canada                        100%
MAPCO Energy Services, LLC                                       Delaware                      100%
MAPCO Impressions Inc.                                           Oklahoma                      100%
MAPCO Inc.                                                       Delaware                      100%
Mapco Indonesia Inc.                                             Delaware                      100%
MAPL Investments, Inc.                                           Delaware                      100%
Marsh Resources, Inc.                                            Delaware                      100%
Memphis Generation, L.L.C.                                       Delaware                      100%
Mid-America Pipeline Company                                     Delaware                      100%
Nebraska Energy, L.L.C.                                          Kansas                        71%
Northwest Alaskan Pipeline Company                               Delaware                      100%
Northwest Argentina Corporation                                  Utah                          100%
Northwest Border Pipeline Company                                Delaware                      100%
Northwest Land Company                                           Delaware                      100%
Northwest Pipeline Corporation                                   Delaware                      100%
NWP Enterprises, Inc.                                            Delaware                      100%
P.T. MAPCO Indonesia                                                                           95%
Pan-Alberta Resources Inc.                                       Alberta                       100%
Pine Needle LNG Company, LLC                                     North Carolina                100%
Pine Needle Operating Company                                    Delaware                      100%
Rainbow Resources, Inc.                                          Colorado                      100%
Realco of Crown Center, Ind.                                     Delaware                      100%
Realco of San Antonio, Inc.                                      Delaware                      100%
Realco Realty Corp                                               Delaware                      100%
Rio Vista Energy Marketing Company, L.L.C.                       Delaware                      100%
Seminole Pipeline Company                                        Delaware                      80%
Servicios de ESPAGAS, S.A. de C.V.                               Mexico                        90%
Servicios de TouchStar de Mexico S.A. de C.V.                    Mexico                        90%


SKTI-US L.L.C.                                                   Delaware                      50%
Solutions EMT, Inc.                                                                            100%
SPV, L.L.C.                                                      Oklahoma                      100%
Tarpon Transmission Company                                                                    80%
Tennessee Processing Company                                     Delaware                      100%
Terrebonne Pipeline Company                                      Delaware                      100%
Texas Gas Transmission Corporation                               Delaware                      100%
TGPL Enterprises, Inc.                                           Delaware                      100%
TGT Enterprises, Inc.                                            Delaware                      100%
The Asian Infrastructure Fund                                    Cayman Islands                79.56%
The Tennessee Coal Company                                       Delaware                      100%
Thermogas Energy, LLC                                            Delaware                      100%
TM Cogeneration Company                                          Delaware                      100%
TM Cogeneration Company                                          Delaware                      100%
TouchStar de Mexico S.A. de C.V.                                 Mexico                        90%
Touchstar Energy Technologies, Inc.                              Texas                         100%
TouchStar Pacific Pty Limited                                    Australia                     100%
TouchStar Technologies Limited                                   England                       100%
TouchStar Technologies, L.L.C.                                   Delaware                      100%
TouchSystems (Australia) Pty. Ltd.                               Australia                     100%
TouchSystems (Pty) Ltd.                                          South Africa                  100%
TP Holdings LLC                                                                                66.34%
Tradespark LP                                                                                  66.34%
TransCardinal Company                                            Delaware                      100%
TransCarolina LNG Company                                        Delaware                      100%
Transco Coal Gas Company                                         Delaware                      100%
Transco Cross Bay Company                                        Delaware                      100%
Transco Energy Company                                           Delaware                      100%
Transco Energy Investment Company                                Delaware                      100%
Transco Energy Marketing Company                                 Delaware                      100%
Transco Exploration Company                                      Delaware                      100%
Transco Gas Company                                              Delaware                      100%
Transco Liberty Pipeline Company                                 Delaware                      100%
Transco P-S Company                                              Delaware                      100%
Transco Resources, Inc.                                          Delaware                      100%
Transco Terminal Company                                         Delaware                      100%
Transco Tower Realty, Inc.                                       Delaware                      100%
Transcontinental Gas Pipe Line Corporation                       Delaware                      100%
TransCumberland Pipeline Company                                 Delaware                      100%
Transeastern Gas Pipeline Company, Inc.                          Delaware                      100%
TransNetwork Holding Company                                     Delaware                      100%
Tulsa Williams Company                                           Delaware                      100%
TXG Gas Marketing Company                                        Delaware                      100%
Utility Management Corporation                                   Delaware                      100%
Valley View Coal, Inc.                                           Tennessee                     100%
Volunteer-Williams, L.L.C.                                       Delaware                      100%


Vyvx International Ltd                                           England                       100%
WBI Offshore Pipeline, Inc.                                      Delaware                      100%
WBI Offshore Pipeline, Inc.                                      Delaware                      100%
WCS Communications Systems, Inc.                                 Delaware                      100%
WCS, Inc.                                                        Delaware                      100%
Webb/Duval Gatherers                                                                           51%
Western Frontier Pipeline Company, L.L.C.                        Delaware                      100%
WFS - Pipeline Company                                           Delaware                      100%
WFS Enterprises, Inc.                                            Delaware                      100%
WFS Gathering Company, L.L.C.                                    Delaware                      100%
WFS Liquids Company                                              Delaware                      100%
WFS-NGL Pipeline Company, Inc.                                   Delaware                      100%
WFS-OCS Gathering Co.                                            Delaware                      100%
WFS-Offshore Gathering Company                                   Delaware                      100%
WFS-Pipeline Company                                             Delaware                      100%
WGP Enterprises, Inc.                                            Delaware                      100%
WGP Gulfstream Pipeline Company, L.L.C.                          Delaware                      100%
WGP International (Canada) Inc.                                  New Brunswick                 100%
WHD Enterprises, Inc.                                            Delaware                      100%
WilJet, L.L.C.                                                   Arizona                       50%
Willams Express, Inc.                                            Delaware                      100%
WillBros Terminal Company                                        Delaware                      100%
Williams Acquisition Holding Company, Inc.                       New Jersey                    100%
Williams Aircraft, Inc.                                          Delaware                      100%
Williams Alaska Pipeline Company, L.L.C.                         Delaware                      100%
Williams Alliance Canada Marketing, Inc.                         New Brunswick                 100%
Williams Bio-Energy, LLC                                         Delaware                      100%
Williams Buccaneer Operating Company                             Delaware                      100%
Williams Communications (Cayman) Limited                         Cayman Islands                100%
Williams Communications Aircraft, LLC                            Delaware                      100%
Williams Communications Australia Pty, Limited                   Australia                     100%
Williams Communications Canada, Inc.                             Canada                        100%
Williams Communications Group PTE Ltd.                           Singapore                     100%
Williams Communications Group, Inc.                              Delaware                      85%
Williams Communications Group, Ltd                               England                       100%
Williams Communications K.K.                                     Japan                         100%
Williams Communications of Virginia, Inc.                        Virginia                      100%
Williams Communications Participations GmbH                                                    100%
Williams Communications Participations Holdings GmbH                                           100%
Williams Communications Procurement, L.L.C.                      Delaware                      100%
Williams Communications Procurement, LP                          Delaware                      99%
Williams Communications Solutions, LLC                           Delaware                      70%
Williams Communications UK Limited                               England                       100%
Williams Communications, LLC                                     Delaware                      100%
Williams Comunicaciones Chile Limitada                           Chile                         99%


Williams Cove Point LNG Company, L.L.C.                          Delaware                      100%
Williams Cove Point, Inc.                                        Delaware                      100%
Williams Customer Information Solution Inc.                      Delaware                      100%
Williams Distributed Power Services, Inc.                        Delaware                      100%
Williams Energy (Canada) Pipeline, Inc.                          New Brunswick                 100%
Williams Energy (Canada), Inc.                                   New Brunswick                 100%
Williams Energy Company                                          Delaware                      100%
Williams Energy Marketing & Trading Company                      Delaware                      100%
Williams Energy Marketing & Trading Europe Ltd                   England                       100%
Williams Energy Network, Inc.                                    Delaware                      100%
Williams Energy Partners L.P.                                    Delaware                      99%
Williams Energy Services, LLC                                    Delaware                      100%
Williams Energy Ventures, Inc.                                   Delaware                      100%
Williams Energy, L.L.C.                                          Delaware                      100%
Williams Environmental Services Company                          Delaware                      100%
Williams Equities, Inc.                                          Delaware                      100%
Williams Ethanol Services, Inc.                                  Delaware                      100%
Williams Exploration  Company                                    Delaware                      100%
Williams Fertilizer, Inc.                                        Delaware                      100%
Williams Field Services Company                                  Delaware                      100%
Williams Field Services Group, Inc.                              Delaware                      100%
Williams Field Services-Gulf Coast Company, L.P.                 Delaware                      99%
Williams Flexible Generation, LLC                                Delaware                      100%
Williams Gas Company                                             Delaware                      100%
Williams Gas Energy, Inc.                                        Delaware                      100%
Williams Gas Pipeline Company                                    Delaware                      100%
Williams Gas Pipeline Company, LLC                               Delaware                      100%
Williams Gas Pipeline Mexico, S.A. de C.V.                       Mexico                        90%
Williams Gas Pipeline-Alliance Canada, Inc.                      New Brunswick                 100%
Williams Gas Pipelines Central, Inc.                             Delaware                      100%
Williams Gas Processing Company                                  Delaware                      100%
Williams Gas Processing-Kansas Hugoton Company                   Delaware                      100%
Williams Gas Processing-Mid-Continent Region Company             Delaware                      100%
Williams Gas Processing-Wamsutter Company                        Delaware                      100%
Williams Gas Projects Company, L.L.C.                            Delaware                      100%
Williams Gathering & Transportation, L.L.C.                      Delaware                      100%
Williams Generation Company-Hazleton                             Delaware                      100%
Williams Global Communications Holdings, Inc.                    Delaware                      50%
Williams Global Energy (Cayman) Limited                          Cayman Islands                100%
Williams Global Holdings Company                                 Delaware                      100%
Williams GmbH                                                                                  100%
Williams GP LLC                                                  Delaware                      100%
Williams GP LLC                                                  Delaware                      100%

Williams GSR, L.L.C.                                             Delaware                      100%
Williams Headquarters Acquisition Company                        Delaware                      100%
Williams Headquarters Building Company                           Delaware                      100%
Williams Headquarters Building, L.L.C.                           Delaware                      100%
Williams Headquarters Management Company                         Delaware                      100%
Williams Holdings GmbH                                           Austria                       100%
Williams Hugoton Compression Services, Inc.                      Delaware                      100%
Williams Independence Marketing Company                          Delaware                      100%
Williams Indonesia, L.L.C.                                       Delaware                      100%
Williams Information Services Corporation                        Delaware                      100%
Williams Intercontinental Holdings Company                       Delaware                      100%
Williams International (Bermuda) Limited                         Bermuda                       100%
Williams International (Operations) Ecuador Limited              Cayman Islands                100%
Williams International ATL Limited                               Cayman Islands                100%
Williams International Australian Telecom Limited                Cayman Islands                100%
Williams International Communications, Inc.                      Delaware                      100%
Williams International Company                                   Delaware                      100%
Williams International Cusiana-Cupiagua Limited                  Cayman Islands                100%
Williams International Ecuador (Cayman) Limited                  Cayman Islands                100%
Williams International Ecuadorian Ventures (Bermuda) Ltd         Bermuda                       100%
Williams International El Furrial Limited                        Cayman Islands                100%
Williams International Guara Limited                             Cayman Islands                100%
Williams International Holdings Limited                          Cayman Islands                100%
Williams International Investment (Cayman) Limited               Cayman Islands                100%
Williams International Investment Ventures (Cayman) Ltd.         Cayman Islands                100%
Williams International Jose Limited                              Cayman Islands                100%
Williams International Oil & Gas (Venezuela) Limited             Cayman Islands                100%
Williams International Operations (Venezuela) Limited            Cayman Islands                100%
Williams International Pigap Limited                             Cayman Islands                100%
Williams International Pipeline Company                          Delaware                      100%
Williams International Services Company                          Nevada                        100%
Williams International Telecom (Chile) Limited                   Cayman Islands                100%
Williams International Telecom Lightel Investments Limited       Cayman Islands                100%
Williams International Telecom Limited                           Delaware                      100%
Williams International Telecommunications Investments (Cayman)   Cayman Islands                100%
Limited
Williams International Venezuela Limited                         Cayman Islands                100%
Williams International Ventures (Bermuda) Ltd.                   Bermuda                       70%

Williams International Ventures Company                          Delaware                      100%
Williams Kansas El Dorado-Americus Company                       Delaware                      100%
Williams Learning Center, Inc.                                   Delaware                      100%
Williams Learning Network (UK) Limited                           England                       100%
Williams Learning Network, Inc.                                  Delaware                      100%
Williams Lietuva                                                 Lithuania                     100%
Williams Local Network, LLC                                      Delaware                      100%
Williams Memphis Terminal, Inc.                                  Delaware                      100%
Williams Merchant Services Company, Inc.                         Delaware                      100%
Williams Midstream Natural Gas Liquids, Inc.                     Delaware                      100%
Williams Mobile Bay Producer Services, L.L.C.                    Delaware                      100%
Williams Natural Gas Liquids Canada, Inc.                        Alberta                       100%
Williams Natural Gas Liquids, Inc.                               Delaware                      100%
Williams Northern NGL Pipeline, LLC                              Delaware                      100%
Williams Oil Gathering, L.L.C.                                   Delaware                      100%
Williams Olefins Feedstock Pipelines, L.L.C.                     Delaware                      100%
Williams Olefins, L.L.C.                                         Delaware                      100%
Williams One-Call Services, Inc.                                 Delaware                      100%
Williams Petroleum Pipeline Systems, Inc.                        Delaware                      100%
Williams Pipe Line Company of Wisconsin                          Wisconsin                     100%
Williams Pipe Line Company, LLC                                  Delaware                      100%
Williams Pipeline Services Company                               Delaware                      100%
Williams Pipelines Holdings, L.L.C.                              Delaware                      100%
Williams Production - Gulf Coast Company, L.P.                   Delaware                      99%
Williams Production Company,LLC                                  Delaware                      100%
Williams Production Rocky Mountain Company                       Delaware                      100%
Williams Production-Gulf Coast Company, L.P.                     Delaware                      99%
Williams Refining & Marketing, L.L.C.                            Delaware                      100%
Williams Relocation Management, Inc.                             Delaware                      100%
Williams Resource Center, L.L.C.                                 Delaware                      100%
Williams Risk Holdings, L.L.C.                                   Delaware                      100%
Williams Risk Management, L.L.C.                                 Delaware                      100%
Williams Sodium Products Company                                 Delaware                      100%
Williams Storage Company                                         Delaware                      100%
Williams Strategic Sourcing Company                              Delaware                      100%
Williams Technology Center, LLC                                  Delaware                      100%
Williams Terminals Holdings, L.L.C.                              Delaware                      100%
Williams TravelCenters, Inc.                                     Delaware                      100%
Williams Underground Gas Storage Company                         Delaware                      100%
Williams Western Holding Company, Inc.                           Delaware                      100%
Williams Western Pipeline Company                                Delaware                      100%
Williams Wireless, Inc.                                          Delaware                      100%
Williams WPC International Company                               Delaware                      100%
Williams WPC-I, Inc.                                             Delaware                      100%
Williams WPC-II, Inc.                                            Delaware                      100%
WilMart, Inc.                                                    Delaware                      100%

WilPro Energy Services (El Furrial) Limited                      Cayman Islands                66.67%
WilPro Energy Services (Guara) Limited                           Cayman Islands                50%
WilPro Energy Services (Pigap II) Limited                        Cayman Islands                70%
WilTel Communications Pty Limited                                Australia                     100%
Worldwide Services Limited                                       Cayman Islands                100%
Worthington Generation, L.L.C.                                   Delaware                      100%
WPX Enterprises, Inc.                                            Delaware                      100%
WPX Gas Resources Company                                        Delaware                      100%